                                 Exhibit 23.01

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of our report dated May 25, 2000, with respect to the financial statements and schedule of the Sylvan Learning Systems, Inc. 401(k) Retirement Savings Plan included in this Annual Report (Form 10-K/A), as amended, for the year ended December 31, 1999.

Registration Statements on Form S-3

Registration Number         Date Filed
-----------------------------------------------
33-92014                    May 8, 1995
33-92852                    May 30, 1995
333-1674                    February 26, 1996
333-16111                   November 14, 1996
333-21261                   February 6, 1997
333-26633                   May 7, 1997
333-31273                   July 15, 1997
333-39535                   November 5, 1997
333-43355                   December 29, 1997
333-46747                   February 23, 1998
333-48997                   March 31, 1998
333-50993                   April 24, 1998
333-61083                   August 25, 1998
333-65197                   October 1, 1998
333-67727                   December 4, 1998
333-78961                   May 20, 1999

Registration Statements on Form S-8

Name                                         Registration Number      Date Filed
------------------------------------------------------------------------------------------
1987-1991 Employee Stock Option Plan         33-77384                 April 6, 1994
1993 Director Stock Option Plan              33-77386                 April 6, 1994
1993 Employee Stock Option Plan              33-77390                 April 6, 1994
1993 Management Stock Option Plan            33-77388                 April 6, 1994
1997 Employee Stock Purchase Plan            333-21963                February 18, 1997
1998 Stock Incentive Plan                    333-62011                August 21, 1998
1993 Employee Stock Option Plan
      and Employee Stock Purchase Plan       33-77390                 September 14, 1998

                                                       /s/ Ernst & Young LLP

Baltimore, Maryland
June 23, 2000